First Amendment to Amended and Restated Credit Agreement

This First Amendment to Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of August 3, 2011 (the “First Amendment Effective Date”), among GFA Brands, Inc., a Delaware corporation (the “Borrower”), Smart Balance, Inc., a Delaware corporation (the “Parent”), as a Guarantor, the direct and indirect Subsidiaries of the Borrower from time to time party to the Credit Agreement (hereafter defined), as Guarantors (together with the Parent, the “Guarantors”), the several financial institutions from time to time party to this Agreement, as Lenders (the “Lenders”), and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Parent, the other Guarantors, the Lenders and the Administrative Agent are currently party to that certain Amended and Restated Credit Agreement dated as of March 31, 2011 (such Amended and Restated Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Lenders amend the Credit Agreement to add a new Borrower thereto and make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.                Permitted Acquisition.

The Lenders hereby confirm and agree that, upon satisfaction of the conditions precedent set forth in Section 4.1 below, the purchase by the Borrower, directly or indirectly, of all of the issued and outstanding capital stock of Importations DE-RO-MA (1983) Ltée, a corporation established pursuant to the laws of the Province of Québec (the “Glutino Acquisition”), as set forth in that certain Stock Purchase Agreement dated as of August 3, 2011 between 9249-2180 Québec Inc., a corporation established pursuant to the laws of Canada, and Stepworth Holdings Inc., a corporation established pursuant to the laws of Canada (the “Stock Purchase Agreement”), shall constitute a “Permitted Acquisition” for all purposes of the Credit Agreement and the other Loan Documents.

Exhibit 10.2 First Credit Agreement Amendment

Section 2.                Addition of New Borrower and New Guarantor.

2.1.        Each of the parties hereto hereby confirms and agrees that, upon the effectiveness of the conditions precedent set forth in Section 4.2 below, on or prior to the date  that is 10 Business Days after the First Amendment Effective Date (such date being the “Glutino Accession Date”), Glutino USA, Inc., a Delaware corporation (“Glutino”), shall execute a joinder substantially in the form of Exhibit J hereto (the “Credit Agreement Joinder”) and become a “Borrower” for all purposes of the Credit Agreement (the “Glutino Accession”).  At all times from and after the Glutino Accession Date, Glutino shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.  Without limiting the generality of the foregoing, Glutino hereby agrees to perform, at all times from and after the Glutino Accession Date, all the obligations of a Borrower under, and to be bound in all respects by the terms of, the Credit Agreement and the other Loan Documents to the same extent and with the same force and effect as if Glutino were a signatory party thereto.

2.2.        Each of the parties hereto hereby confirms and agrees that, on or prior to the date that is 10 Business Days after the First Amendment Effective Date (the “New Guarantor Accession Date”), the Borrower shall cause SB Glutino, L.P., a Delaware limited partnership (the “New Guarantor”) to satisfy the requirements of Section 4.3 below and become a “Guarantor” for all purposes of the Credit Agreement (the “New Guarantor Accession”).

2.3.        Each of the parties hereto hereby confirms and agrees that, notwithstanding anything to the contrary in the Credit Agreement or the other Loan Documents, (a) Glutino shall not be required to become a “Guarantor” under the Credit Agreement unless the Glutino Accession does not occur on or prior to the date that is 10 Business Days following the First Amendment Effective Date, (b) the New Guarantor shall not be required to become a “Guarantor” under the Credit Agreement prior to the date that is 10 Business Days following the First Amendment Effective Date and (c) the Borrower shall not be required to pledge any of the equity interests in the Glutino Subsidiaries, the Parent and the Borrower shall not be required to comply with the requirements of the Collateral Documents with respect to any of the Glutino Subsidiaries, and the Glutino Subsidiaries shall not be required to comply with the requirements to provide collateral, in each case, as required under the Credit Agreement and the other Loan Documents, until the date that is 10 Business Days following the First Amendment Effective Date.

Section 3.                Amendments.

3.1.         Subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 4.1 below, the Credit Agreement shall be and hereby is amended as follows:

(a)           Section 4.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

Guaranties. The payment and performance of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall at all times be guaranteed by the Parent and each direct and indirect Domestic Subsidiary of the Borrower pursuant to Section 12 hereof or pursuant to one or more guaranty agreements in form and substance reasonably acceptable to the Administrative Agent, as the same may be amended, modified or supplemented from time to time (individually a “Guaranty” and collectively the “Guaranties” and each of the Parent and each such Domestic Subsidiary executing and delivering this Agreement as a Guarantor (including any Domestic Subsidiary hereafter executing and delivering an Additional Guarantor Supplement in the form called for by Section 12 hereof) or a separate Guaranty being referred to herein as a “Guarantor” and collectively the “Guarantors”); provided, for the avoidance of doubt, that a Foreign Subsidiary shall not be required to be a Guarantor hereunder.

(b)           Section 4.2 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

Collateral. The Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall be secured by (a) valid, perfected, and enforceable Liens on all issued and outstanding equity interests of the Borrower and its Subsidiaries and (b) valid, perfected, and enforceable Liens on all right, title, and interest of the Borrower and each Guarantor in all of their accounts, chattel paper, instruments, documents, general intangibles, letter-of-credit rights, supporting obligations, deposit accounts, investment property, inventory equipment, fixtures, commercial tort claims, real estate and certain other Property, whether now owned or hereafter acquired or arising, and all proceeds thereof; provided, however, that Liens on the Voting Equity of a Foreign Subsidiary shall be limited to 66% of the total outstanding Voting Equity of a first-tier Foreign Subsidiary (and no equity interests of any Subsidiary thereof); and provided further, that unless otherwise required by the Administrative Agent or the Required Lenders during the existence of an Event of Default: (i) Liens on local petty cash accounts maintained by the Borrower and the Guarantors in proximity to their operations need not be perfected provided that the total amount on deposit at any one time not so perfected shall not exceed $100,000 in the aggregate and Liens on payroll accounts maintained by the Borrower and the Guarantors need not be perfected provided the total amount on deposit at any time does not exceed at any time the then current amount of their payroll obligations, (ii) Liens on vehicles which are subject to a certificate of title law need not be perfected provided that the total value of such property at any one time not so perfected shall not exceed $250,000 in the aggregate, (iii) Liens on equipment located at facilities owned or maintained by the Borrower’s co-packers shall not be perfected to the extent that the book value of any such individual item of equipment does not exceed $50,000 and the book value of all such equipment does not exceed $1,000,000 in the aggregate, and (iv) except as otherwise required by Section 8.27 hereof, Liens will not be granted on patents, patent licenses, trademarks, trademark licenses and other intellectual property in each case registered in jurisdictions outside the United States of America. To the extent that the exceptions set forth in clauses (i), (ii),  or (iii) of the preceding sentence cease to apply as a result of the occurrence of a Default or Event of Default, such exceptions shall again be available to the Borrower and the Guarantors when such Default or Event of Default is cured or otherwise ceases to exist. The Borrower acknowledges and agrees that the Liens on the Collateral shall be granted to the Administrative Agent for the benefit of the holders of the Obligations, the Hedging Liability, and the Funds Transfer and Deposit Account Liability and shall be valid and perfected first priority Liens subject, however, to the proviso appearing at the end of the preceding sentence and to Liens permitted by Section 8.8 hereof, in each case pursuant to one or more Collateral Documents from such Persons, each in form and substance reasonably satisfactory to the Administrative Agent.

(c)            Section 5.1 of the Credit Agreement is hereby amended by adding the following new defined terms thereto, appearing in appropriate alphabetical sequence:

“Glutino Acquisition” means the acquisition by GFA, directly or indirectly, of all of the issued and outstanding capital stock of Importations DE-RO-MA (1983) Ltée, a corporation established pursuant to the laws of the Province of Québec, the registered and beneficial owner of all of the issued and outstanding capital stock of Glutino USA, Inc., under and pursuant to that certain Stock Purchase Agreement dated as of August 3, 2011 between 9249-2180 Québec Inc., a corporation established pursuant to the laws of Canada, and Stepworth Holdings Inc., a corporation established pursuant to the laws of Canada.

“GFA Note” means that certain unsecured promissory note dated as of August 3, 2011 issued by 9249-2180 Québec Inc. to GFA pursuant to the transactions described in Schedule 8.28 hereof.

“Glutino Subsidiaries” means Glutino USA, Inc., SB Glutino, L.P., 9249-2180 Québec Inc. and 9249-2123 Québec Inc..

(d)            The following defined terms set forth in Section 5.1 of the Credit Agreement are hereby amended in their entirety and as so amended shall be restated to read as follows:
“EBITDA” means, with reference to any period, Net Income for such period plus all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period, (b) federal, state, and local income and franchise taxes for such period, (c) depreciation of fixed assets and amortization of intangible assets for such period, (d) non-cash equity compensation, (e) non-cash warrant expenses, (f) any write off or amortization of deferred financing costs, (g) any other non-recurring expenses, losses and charges reducing Net Income which do not represent a cash item in such period or any future period, (h) special bonuses (in an aggregate amount not to exceed $1,000,000) paid to employees of any Glutino Subsidiary (to the extent not paid by any Borrower or Guarantor after the closing of the Glutino Acquisition), (i) expenses incurred in connection with the termination of hedging agreements of any Glutino Subsidiary (to the extent not paid by any Borrower or Guarantor after the closing of the Glutino Acquisition), (j) long-term incentive compensation for employees of any Glutino Subsidiary (to the extent not paid by any Borrower or Guarantor after the closing of the Glutino Acquisition), (k) costs and expenses incurred by any Glutino Subsidiary prior to the date of the Glutino Acquisition, which shall not be incurred after the consummation of the Glutino Acquisition (e.g., management fees), (l) integration expenses (including severance, relocation, plant consolidation and related items) arising from the Glutino Acquisition in an aggregate amount not to exceed $2,000,000; provided, however, such integration expenses must be incurred and paid prior to the third anniversary of the consummation of the Glutino Acquisition, (m) transaction expenses and charges incurred by the Parent or any Subsidiary directly relating to the Glutino Acquisition in an aggregate amount not to exceed $5,000,000, (n) other transaction expenses and charges incurred by any Glutino Subsidiary directly relating to the Glutino Acquisition (1) to the extent not directly or indirectly paid by the Borrower or any Guarantor after the date of the Glutino Acquisition or (2) that are otherwise reasonably acceptable to the Administrative Agent, (o) non-cash purchase accounting charges incurred during such period, (p) non-cash losses arising from mark-to-market adjustments of hedging transactions permitted hereunder and (p) the cumulative effect of changes in accounting principles as required by GAAP, minus (q) non-cash gains arising from mark-to-market adjustments of hedging transactions permitted hereunder; provided that for the purposes of calculating the Total Funded Debt/EBITDA Ratio and the ratio set forth in Section 8.23(b) hereof as of the end of each fiscal quarter of the Parent for the four fiscal quarter period then ended, (x) for any Permitted Acquisition other than the Glutino Acquisition, the EBITDA for any Acquired Business acquired by the Parent or any Subsidiary pursuant to a Permitted Acquisition during such four fiscal quarter period shall be included on a pro forma basis for such four fiscal quarter period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness for Borrowed Money in connection therewith occurred as of the first day of such four fiscal quarter period) and (y) with respect to the Glutino Acquisition, the “EBITDA” for the Glutino Subsidiaries to be consolidated with the EBITDA of the Parent for the fiscal quarters of the ending June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 shall for all purposes of this Agreement be deemed to be $489,000, $2,056,000, $2,352,000, and $1,755,000, respectively.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or agencies with similar functions of comparable stature and authority with respect to any Domestic Subsidiary (or, with respect to any Foreign Subsidiary, generally accepted accounting principles in the opinions and pronouncements of equivalent organizations in such Foreign Subsidiary’s jurisdiction of organization), which are applicable to the circumstances as of the date of determination, consistently applied.

“Intercompany Agreements” means and includes the Management and Administrative Services Agreement, the Tax Sharing Agreement and all other agreements, instruments and other documents described in Schedule 8.28 hereto or directly related thereto.

“Management and Administrative Services Agreement” means that certain Management and Administrative Services Agreement dated as of May 21, 2007, by and between the Parent and GFA.

“Tax Sharing Agreement” means that certain Tax Sharing Agreement dated as of August 3, 2011, by and among the Parent, GFA and Glutino.

(e)Section 8.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

Section 8.1.   Maintenance of Business.  Each of the Parent and the Borrower shall, and shall cause each Subsidiary to, preserve and maintain its existence, except as otherwise provided in Section 8.10(c) hereof.  Each of the Parent and the Borrower shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect.  Notwithstanding the foregoing, following the sale, transfer, lease or other disposition of all of the Property of any Guarantor to the Borrower or any other Guarantor, such Guarantor may dissolve in accordance with the terms of its organizational documents.

(f)      Clause (b) of Section 8.7 of the Credit Agreement is hereby amended by deleting the number “$5,000,000” and inserting the number “$6,500,000” in lieu thereof.

(g)     Clause (e) of Section 8.7 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(e)intercompany advances from time to time owing by any Subsidiary to the Parent or another Subsidiary or by the Parent to a Subsidiary in the ordinary course of business; provided, however, that the aggregate amount of all intercompany advances made from the Borrower or any Guarantor to any Subsidiary that is not a Guarantor (other than any amounts due and outstanding under the Intercompany Agreements and any advance to any Subsidiary for the purpose of making Capital Expenditures pursuant to Section 8.23(c)) shall not exceed $10,000,000 at any time outstanding;

(h)     Clause (f) of Section 8.7 of the Credit Agreement is hereby amended by deleting the number “$10,000,000” and inserting the number “$15,000,000” in lieu thereof.

(i)      Clause (l) of Section 8.7 of the Credit Agreement is hereby amended by deleting the number “$2,500,000” and inserting the number “$4,000,000” in lieu thereof.

(j)      Clause (j) of Section 8.8 of the Credit Agreement is hereby amended by deleting the words “the Borrower and the Guarantors” and inserting the words “the Borrower or any Subsidiary” in lieu thereof.

(k)     Clause (l) of Section 8.8 of the Credit Agreement is hereby amended by deleting the words “the Borrower or any Guarantor” and inserting the words “the Borrower or any Subsidiary” in lieu thereof.

(l)      Clause (m) of Section 8.8 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(m)    Liens arising from precautionary UCC filings (or similar registrations in foreign jurisdictions) regarding “true” operating leases or the consignment of goods to the Borrower or any Subsidiary; and

(m)    Clause (f) of Section 8.9 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(f)the Borrower’s investments from time to time in its Subsidiaries, the Parent’s investments from time to time in any Borrower or any Guarantor, and investments made from time to time by a Subsidiary in one or more of its Subsidiaries; provided, however, that the aggregate amount of such investments made from the Borrower or any Guarantor to any Subsidiary that is not a Guarantor (other than any amounts due and outstanding under the Intercompany Agreements and) shall in no event exceed $10,000,000 at any time outstanding;

(n)    Clause (g) of Section 8.9 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(g)intercompany advances made from time to time by the Parent or a Subsidiary to another Subsidiary or by a Subsidiary to the Borrower in the ordinary course of business; provided, however, that the aggregate amount of intercompany advances made from the Borrower or any Guarantor to any Subsidiary that is not a Guarantor (other than any amounts due and outstanding under the Intercompany Agreements and any advance to any Subsidiary for the purpose of making Capital Expenditures pursuant to Section 8.23(c)) shall not exceed $10,000,000 at any time outstanding;

(o)    Clause (k) of Section 8.9 of the Credit Agreement is hereby amended by inserting the words “or any Subsidiary” immediately following the words “by the Borrower” and immediately preceding the words “in interest rate”.

(p)Section 8.9 of the Credit Agreement is hereby amended by inserting a new clause (p) immediately following the existing clause (o):

(p)any other investment and/or advance made for the purpose of making a Capital Expenditure or that otherwise constitutes a Capital Expenditure, in each case that is otherwise permitted under Section 8.23(c).

(q)Clause (c) of Section 8.10 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(c)(i) the merger of any Guarantor or Subsidiary with and into the Borrower or any other Guarantor, provided that, in the case of any merger involving the Borrower, the Borrower is the corporation surviving the merger; or (ii) the merger of any Subsidiary that is not a Guarantor with and into any other Subsidiary that is not a Guarantor.

(r)Clause (e) of Section 8.10 of the Credit Agreement is hereby amended by deleting the words “the Borrower or the Guarantor” and inserting the words “the Borrower or any Subsidiary” in lieu thereof.

(s)Clause (k) of Section 8.10 of the Credit Agreement is hereby amended by deleting the words “the Borrower or any Guarantor” and inserting the words “the Borrower or any Subsidiary” in lieu thereof.

(t)Clause (o) of Section 8.10 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(o)the sale, transfer, lease or other disposition of Property of the Borrower or any Subsidiary (including any disposition of Property as part of a sale and leaseback transaction) aggregating for the Borrower and its Subsidiaries not more than $1,000,000 during any fiscal year of the Borrower;

(u)    Clause (p) of Section 8.10 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(p)disposition of Property that does not use (i) the “Earth Balance”, “Smart Balance”, “Best Life” or “Glutino” trademark or (ii) technology that is subject to any license agreement existing on the date hereof; and

(v)     Section 8.17 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

No Changes in Fiscal Year. The fiscal year of the Parent, the Borrower and its Subsidiaries ends on December 31 of each year; and the Borrower shall not, nor shall it permit any Subsidiary to, change its fiscal year from its present basis without the prior written consent of the Administrative Agent.  Notwithstanding the foregoing, the parties hereto hereby acknowledge and agree that the fiscal year of one or more of the Glutino Subsidiaries ends on March 31 of each year and that the Borrower shall be permitted to take such action as may be required so that any such fiscal year ends on December 31 of each year.

(w)    Clause (c) of Section 8.23 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof, to read as follows:

Notwithstanding the foregoing and in addition thereto, the Parent, the Borrower and its Subsidiaries shall be permitted to incur additional Capital Expenditure in an aggregate amount not to exceed $8,500,000 at any time on or prior to December 31, 2012.

(x)     Section 8.24 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

Operating Accounts.  Each of the Parent, the Borrower and their Subsidiaries (other than any Foreign Subsidiary) shall maintain with the Administrative Agent (or one of its Affiliates) or another Lender or one of its Affiliates as its primary depository bank, including for its principal operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business; provided that at all times from and after the Closing Date (or, in the case of any such accounts maintained by a Glutino Subsidiary that is not a Foreign Subsidiary, at all times from after November 2, 2011), such accounts are subject to deposit account control agreements in favor of Administrative Agent on terms reasonably satisfactory to Administrative Agent, including that, upon the occurrence and during the continuation of an Event of Default, no other party other than the Administrative Agent, including the Borrower, shall otherwise have control over such deposit account.

(y)    Section 8.27 of the Credit Agreement is hereby amended by deleting the number “5%” and inserting the number “10%” in lieu thereof.

(z)Section 8 of the Credit Agreement is hereby amended by adding a new Section 8.28 thereto, to read as follows:

Section 8.28.  Glutino Acquisition.  Notwithstanding anything contained herein or in any other Loan Document to the contrary, the parties hereto agree that the Parent, the Borrower and its Subsidiaries shall be permitted to consummate each of the transactions described in Schedule 8.28 hereof and to execute, deliver and perform its obligations under any agreements, instruments or other documents described therein or otherwise reasonably necessary or appropriate in connection therewith.

(aa)   Schedule 5.1 to the Credit Agreement is hereby amended in its entirety and as so amended shall be replaced with Schedule 5.1 to this Amendment.

(bb)  The Credit Agreement is hereby amended by adding a new Schedule 8.28, to read as set forth in Schedule 8.28 to this Amendment.

3.2.   Subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 4.2 below, the Credit Agreement shall, as of the Glutino Accession Date, be amended as follows:

(a)The first sentence appearing in the introductory paragraph of the Credit Agreement shall be amended in its entirety, and as so amended shall be restated to read as follows:

This Amended and Restated Credit Agreement is entered into as of March 31, 2011, by and among GFA Brands, Inc., a Delaware corporation (“GFA”), Glutino USA, Inc., a Delaware corporation (“Glutino,” and together with GFA, the “Borrowers”), Smart Balance, Inc., a Delaware corporation (the “Parent”), as a Guarantor, the direct and indirect Subsidiaries of the Borrowers from time to time party to this Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent as provided herein.

 (b)Section 13 of the Credit Agreement shall be amended by adding a new Section 13.27 and a new 13.28 thereto, to read as follows:

Section 13.27.  Joint and Several.  Each of the Borrowers (each a “Borrower Loan Party”) hereby acknowledge and agree that each reference to “Borrower” in this Agreement shall be deemed a reference to each Borrower Loan Party collectively and each Borrower Loan Party hereby acknowledge and agree that it has joint and several liability on the Loans, Notes, Reimbursement Obligations and on all obligations owed by the Borrower under this Agreement and that such liability is absolute and unconditional and shall not in any manner be affected or impaired by any of acts or omissions whatsoever by the Lenders, and without limiting the generality of the foregoing, each Borrower Loan Party’s joint and several liability on the Loans, Notes, Reimbursement Obligations and under this Agreement shall not be impaired by any acceptance by the Lenders of any other security for or guarantors upon the Loans, Notes, Reimbursement Obligations or any obligations under this Agreement or by any failure, neglect or omission on the Lenders’ part to resort to any one or all of the Borrower Loan Parties for payment of the Loans, Notes, Reimbursement Obligations or the obligations under this Agreement or to realize upon or protect any collateral security therefor.  Each Borrower Loan Party’s joint and several liability on the Loans, Notes, Reimbursement Obligations and under this Agreement shall not in any manner be impaired or affected by who receives or uses the proceeds of the Loans, Reimbursement Obligations or for what purposes such proceeds are used, and each Borrower Loan Party waives notice of borrowing requests issued by, and loans made to, other Borrower Loan Parties.  Such joint and several liability of each Borrower shall also not be impaired or affected by (and each Lender, without notice to anyone, is hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any collateral security for the Loans, Notes, Reimbursement Obligations or the obligations under this Agreement or of any guaranty thereof.  In order to enforce payment of the Loans, Notes, Reimbursement Obligations and the Borrower Loan Parties’ obligations under this Agreement, foreclose or otherwise realize on any collateral security therefor, and to exercise the rights granted to the Administrative Agent hereunder and thereunder and under applicable law, the Administrative Agent shall be under no obligation at any time to first resort to any collateral security, property, liens or any other rights or remedies whatsoever, and the Lenders shall have the right to enforce the Loans, Notes, Reimbursement Obligations and the Borrower Loan Parties’ obligations under this Agreement irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.  By its acceptance below, each Borrower Loan Party hereby expressly waives and surrenders any defense to its joint and several liability on the Loans, Notes or Reimbursement Obligations under this Agreement based upon any of the foregoing.  In furtherance thereof, each Borrower Loan Party agrees that wherever in this Agreement it is provided that a Borrower Loan Party is liable for a payment such obligation is the joint and several obligation of each Borrower Loan Party.

Section 13.28.  Appointment and Authorization of GFA.  Glutino irrevocably appoints and authorizes GFA to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to GFA by the terms thereof, together with all such powers as are reasonably incidental thereto.  Each Borrower Loan Party irrevocably agrees that the Lenders and Administrative Agent may conclusively rely on the authority of GFA in exercising the powers granted to it by the terms of this Agreement.

(c)     Exhibit A to the Credit Agreement shall be amended in its entirety and as so amended shall be replaced with Exhibit A to this Amendment.

(d)    Exhibit B to the Credit Agreement shall be amended in its entirety and as so amended shall be replaced with Exhibit B to this Amendment.

(e)     Exhibit C to the Credit Agreement shall be amended in its entirety and as so amended shall be replaced with Exhibit C to this Amendment.

(f)     Each of Exhibit D-1, Exhibit D-2 and Exhibit D-3 to the Credit Agreement shall be amended in its entirety and as so amended shall be replaced with Exhibit D-1, Exhibit D-2 and Exhibit D-3, respectively, to this Agreement.

(g)    Exhibit E to the Credit Agreement shall be amended in its entirety and as so amended shall be replaced with Exhibit E to this Amendment.

(h)    Exhibit F to the Credit Agreement shall be amended in its entirety and as so amended shall be replaced with Exhibit F to this Amendment.

(i)      Exhibit G to the Credit Agreement shall be amended in its entirety and as so amended shall be replaced with Exhibit G to this Amendment.

(j)      Exhibit H to the Credit Agreement shall be amended in its entirety and as so amended shall be replaced with Exhibit H to this Amendment.

(k)     Schedule 6.2 to the Credit Agreement is hereby amended in its entirety and as so amended shall be replaced with Schedule 6.2 to this Amendment.

Section 4.                Conditions Precedent.

4.1.   The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Administrative Agent) of all of the following conditions precedent:

(a)     GFA, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment;

(b)    the Administrative Agent shall have received for the ratable account of each Lender that executes and delivers this Amendment on or prior to 12:00 Noon Central time on August 1, 2011, payment of the amendment fee agreed to in writing between GFA and the Administrative Agent;

(c)    the Administrative Agent shall have received a certificate, substantially in the form of Exhibit I to this Amendment, as to the solvency of the Parent and its Subsidiaries on a consolidated basis after giving effect to the Glutino Acquisition;

(d)    the Administrative Agent shall have received copies of resolutions of GFA’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby, together with specimen signatures of the persons authorized to execute such documents on GFA’s behalf, all certified in each instance by its Secretary or Assistant Secretary;

(e)    the Administrative Agent shall have received copies of the certificates of good standing for each of GFA and Smart Balance (dated no earlier than thirty (30) days prior to the First Amendment Effective Date) from the office of the secretary of state of the state of its incorporation or organization;

(f)     the Administrative Agent shall have received financing statement, tax, and judgment lien search results against the Property of Glutino and its Subsidiaries evidencing the absence of Liens on their Property (other than those permitted under Section 8.8 of the Credit Agreement, as amended hereby, and any such Liens that will be terminated and released in connection with the consummation of the Glutino Acquisition);

(g)    the Administrative Agent shall have received the favorable written opinion of counsel to GFA in form and substance reasonably satisfactory to the Administrative Agent; and

(h)    the Administrative Agent shall have received for the account of the Lenders copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment and such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent or its counsel may reasonably request, each in form and substance reasonably satisfactory to the Administrative Agent.

4.2.    The effectiveness of the Glutino Accession is subject, except as otherwise set forth below, to the satisfaction (or waiver by the Administrative Agent) of all of the following conditions precedent:

(a)     the Administrative Agent shall have received an executed Stock Purchase Agreement and any other related agreement entered into in connection with the Glutino Acquisition;

(b)    the Administrative Agent shall have received a certificate confirming that each of the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to Glutino as of the Glutino Accession Date;

(c)the Administrative Agent shall have received copies of resolutions of Glutino’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of the Credit Agreement, the other Loan Documents, the Assumption and Supplemental Security Agreement and the consummation of the transactions contemplated thereby, together with specimen signatures of the persons authorized to execute such documents on Glutino’s behalf, all certified in each instance by its Secretary or Assistant Secretary;

(d)     the Administrative Agent shall have received for each Lender such Lender’s duly executed replacement Notes of GFA and Glutino dated the date hereof and otherwise in compliance with the provisions of Section 1.11 of the Credit Agreement;

(e)the Administrative Agent shall have received copies of Glutino’s articles of incorporation and bylaws (or comparable organizational documents) and any amendments thereto, certified by its Secretary or Assistant Secretary or other appropriate officer;

(f)the Administrative Agent shall have received a Collateral Assignment of Material Contracts and an Assumption and Supplemental Security Agreement duly executed by GFA, Glutino and the Guarantors, together with (i) original stock certificates or other similar instruments or securities representing all of the issued and outstanding shares of capital stock or other equity interests (to the extent certificated) in each Subsidiary (66% of such capital stock in the case of any Foreign Subsidiary (the term “Foreign Subsidiary”, for the avoidance of doubt shall be deemed to include Newco Canada (as defined in Schedule 8.28 hereto) and New Target Sub (as defined in Schedule 8.28 hereto)), (ii) stock powers for the Collateral consisting of the stock or other equity interests (to the extent certificated) in each Subsidiary executed in blank and undated, and (iii) UCC financing statements to be filed against Glutino, as debtor, in favor of the Administrative Agent, as secured party, as applicable;

(g)the Administrative Agent shall have received evidence of insurance from Glutino required to be maintained under the Loan Documents, naming the Administrative Agent as mortgagee and loss payee;

(h)the Administrative Agent shall have received for each Lender a list of each of Glutino’s Authorized Representatives;

(i) the Administrative Agent shall have received the favorable written opinion of counsel to Glutino in form and substance reasonably satisfactory to the Administrative Agent;

(j) the Administrative Agent shall have received a copy of the certificate of good standing for Glutino (dated no earlier than thirty (30) days prior to the date which is 10 Business Days following the First Amendment Effective Date) from the office of the secretary of state of the state of its incorporation or organization; and

(k)except as otherwise set forth in this Amendment (including, without limitation, Section 4.3 below), GFA and Glutino shall execute such Collateral Documents (or amendments thereto) as the Administrative Agent may reasonably require, and GFA and Glutino shall deliver to the Administrative Agent, at their own cost and expense, such other instruments, documents, certificates reasonably required by the Administrative Agent in connection therewith; provided that, notwithstanding the foregoing, the parties hereto agree that GFA and Glutino shall be permitted to deliver updated schedules to the Collateral Documents (reflecting the Glutino Acquisition) to the Administrative Agent at any time on or prior to September 2, 2011.

4.3.    The Parent and GFA shall cause the New Guarantor to deliver the following items on the New Guarantor Accession Date:

(a)the Administrative Agent shall have received with respect to the New Guarantor (i) an executed Assumption and Supplemental Security Agreement in form and substance satisfactory to the Administrative Agent, (ii) an executed Additional Guarantor Supplement in form and substance satisfactory to the Administrative Agent, (iii) resolutions of the New Guarantor’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby, certified by its Secretary or Assistant Secretary or other appropriate officer and otherwise in form and substance satisfactory to the Administrative Agent, (iv) copies of the organizational documents of the New Guarantor certified by its Secretary or Assistant Secretary or other appropriate officer, (v) copies of the certificates of good standing for the New Guarantor (or equivalents thereof dated no earlier than thirty (30) days prior to the First Amendment Effective Date), (vi) a legal opinion of counsel to the New Guarantor in form and substance satisfactory to the Administrative Agent and (vii) such other documents as may be required by the terms of Section 4 of the Credit Agreement with respect to such New Guarantor.

Section 5.                Representations.

In order to induce the Lenders to execute and deliver this Amendment:

5.1.GFA hereby represents to the Lenders that as of the date hereof this Amendment has been duly authorized, executed and delivered thereby.

5.2.GFA hereby represents to the Lenders that as of the date hereof (i) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment and (b) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements delivered to the Administrative Agent pursuant thereto) in all material respects and that any other representations and warranties which relate to a specific date are true and correct as of such date.

Section 6.                Miscellaneous.

6.1.Notwithstanding anything in the Credit Agreement (including, without limitation, Section 11.12 thereof) to the contrary, by the execution and delivery of this Amendment, the Lenders hereby authorize the Administrative Agent to take such action (and execute and deliver such documents, including amendments to the Collateral Documents) on the Lenders’ behalf as the Administrative Agent determines is reasonably necessary or appropriate, in its sole discretion, to carry out its obligations under Sections 4.1, 4.2 and 4.3 above.

6.2.GFA heretofore executed and delivered to the Administrative Agent the Security Agreement and certain other Collateral Documents. GFA hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of GFA thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

6.3.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

6.4.GFA agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

6.5.This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.  This Amendment shall be governed by the internal laws of the State of Illinois.

[Signature Page to Follow.]

This First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“Borrowers”

GFA Brands, Inc.

By	/s/ Alan S. Gever
Name: Alan S. Gever
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

“Guarantors”

Smart Balance, Inc.

By	/s/ Alan S. Gever
Name: Alan S. Gever
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[Signature page to First Amendment]

Accepted and agreed to.

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as
Administrative Agent

By	/s/ Philip Langheim
	Name	Philip Langheim
	Title	Managing Director

[Signature page to First Amendment]

“Lenders”

Bank of Montreal

By	/s/ Philip Langheim
	Name	Philip Langheim
	Title	Managing Director

[Signature page to First Amendment]

General Electric Capital Corporation, as
a Lender

By:	/s/ John J. Ryan
	Name:	John J. Ryan
Title: Duly Authorized Signatory

[Signature page to First Amendment]

GE Capital Financial Inc., as a Lender

By:	/s/ Dennis Leonard
	Name:	Dennis Leonard
Title: Duly Authorized Signatory

[Signature page to First Amendment]

Union Bank, N.A.

By	/s/ Pierre Bury
	Name	Pierre Bury
	Title	Vice President

[Signature page to First Amendment]

Siemens Financial Services, inc.

By	/s/ Maria Levy
	Name	Maria Levy
	Title	Director

By	/s/ Michael Zion
	Name	Michael Zion
	Title	Portfolio Manager

[Signature page to First Amendment]

Fifth Third Bank

By	/s/ Marc Crady
	Name	Marc Crady
	Title	Vice President

[Signature page to First Amendment]

KeyBank National Association

By	/s/ Shibani Faehnle
	Name	Shibani Faehnle
	Title	Vice President

[Signature page to First Amendment]

ING Capital LLC

By	/s/ William B. Redmond
	Name	William B. Redmond
	Title	Managing Director

[Signature page to First Amendment]

Exhibit A

Notice of Payment Request

[Date]

[Name of Lender]
[Address]

Attention:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 31, 2011, among GFA Brands, Inc., Glutino USA, Inc., the Guarantors party thereto, the Lenders party thereto, and Bank of Montreal, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”).  Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement.  [The Borrower has failed to pay its Reimbursement Obligation in the amount of $____________.  Your Revolver Percentage of the unpaid Reimbursement Obligation is $_____________] or [__________________________ has been required to return a payment by the Borrower of a Reimbursement Obligation in the amount of $_______________.  Your Revolver Percentage of the returned Reimbursement Obligation is $_______________.]

Very truly yours,

,
as L/C Issuer

By
Name
Title

Exhibit B

Notice of Borrowing

Date: ______________, ____

To:
Bank of Montreal, as Administrative Agent for the Lenders parties to that certain Amended and Restated Credit Agreement dated as of March 31, 2011 (as extended, renewed, amended or restated from time to time, the“Credit Agreement”), among GFA Brands, Inc., Glutino USA, Inc., the Guarantors party thereto, certain Lenders which are signatories thereto, and Bank of Montreal, as Administrative Agent

Ladies and Gentlemen:

The undersigned, _________________ (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the Borrowing specified below:

1.The Business Day of the proposed Borrowing is ___________, ____.

2.The aggregate amount of the proposed Borrowing is $______________.

3.The Borrowing is being advanced under the [Revolving] [Term] Credit.

4.The Borrowing is to be comprised of $___________ of [Base Rate] [Eurodollar] Loans.

[5.The duration of the Interest Period for the Eurodollar Loans included in the Borrowing shall be ____________ months.]

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

(b)no Default or Event of Default exists or would result from such proposed Borrowing.

By
Name
Title

Exhibit C

Notice of Continuation/Conversion

Date:  ____________, ____

To:
Bank of Montreal, as Administrative Agent for the Lenders parties to that certain Amended and Restated Credit Agreement dated as of March 31, 2011 (as extended, renewed, amended or restated from time to time, the“Credit Agreement”) among GFA Brands, Inc., Glutino USA, Inc., the Guarantors party thereto, certain Lenders which are signatories thereto, and Bank of Montreal, as Administrative Agent

Ladies and Gentlemen:

The undersigned, _________________ (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

1.The conversion/continuation Date is __________, ____.

2.The aggregate amount of the [Revolving] [Term] Loans to be [converted] [continued] is $______________.

3.The Loans are to be [converted into] [continued as] [Eurodollar] [Base Rate] Loans.

4.[If applicable:]  The duration of the Interest Period for the [Revolving] [Term] Loans included in the [conversion] [continuation] shall be _________ months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); provided, however, that this condition shall not apply to the conversion of an outstanding Eurodollar Loan to a Base Rate Loan; and

(b)no Default or Event of Default exists, or would result from such proposed [conversion] [continuation].

By
Name
Title

Exhibit D-1

Term Note

____________, _______

For Value Received, the undersigned, GFA Brands, Inc., a Delaware corporation and Glutino USA, Inc., a Delaware corporation (the “Borrowers”), hereby promise to pay to _________________________ (the “Lender”) or its registered assigns at the principal office of the Administrative Agent in Chicago, Illinois (or such other location as the Administrative Agent may designate to the Borrowers), in immediately available funds, the principal sum of the aggregate unpaid principal amount of all Term Loans made or maintained by the Lender to the Borrowers pursuant to the Credit Agreement, in installments in the amounts called for by Section 1.8(a) of the Credit Agreement, commencing on March 31, 2010, together with interest on the principal amount of such Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is one of the Term Notes referred to in the Amended and Restated Credit Agreement dated as of March 31, 2011, among the Borrowers, the Guarantors party thereto, the Lenders and L/C Issuer parties thereto, and Bank of Montreal, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof.  All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.  This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrowers hereby waive demand, presentment, protest or notice of any kind hereunder.

This Note is issued in substitution and replacement for, and evidences all indebtedness previously evidenced by, that certain Note of ____________________ dated _____________, ____, payable to the Lender.

GFA Brands, Inc.

By
Name
Title

Glutino USA, Inc.

By
Name
Title

Exhibit D-2

Revolving Note
____________, ______

For Value Received, the undersigned, GFA Brands, Inc., a Delaware corporation and Glutino USA, Inc., a Delaware corporation (the “Borrowers”), hereby promise to pay to ____________________ (the “Lender”) or its registered assigns on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Administrative Agent in Chicago Illinois (or such other location as the Administrative Agent may designate to the Borrowers), in immediately available funds, the principal sum of the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrowers pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of March 31, 2011, among the Borrowers, the Guarantors party thereto, the Lenders and L/C Issuer parties thereto, and Bank of Montreal, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof.  All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.  This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrowers hereby waive demand, presentment, protest or notice of any kind hereunder.

This Note is issued in substitution and replacement for, and evidences all indebtedness previously evidenced by, that certain Note of ____________________ dated _____________, ____, payable to the Lender.

GFA Brands, Inc.

By
Name
Title

Glutino USA, Inc.

By
Name
Title

Exhibit D-3

Swing Note
____________, ___

For Value Received, the undersigned, GFA Brands, Inc., a Delaware corporation and Glutino USA, Inc., a Delaware corporation (the “Borrowers”), hereby promise to pay to ___________________ (the “Lender”) or its registered assigns on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Administrative Agent in Chicago, Illinois (or such other location as the Administrative Agent may designate to the Borrowers), in immediately available funds, the principal sum of the aggregate unpaid principal amount of all Swing Loans made by the Lender to the Borrowers pursuant to the Credit Agreement, together with interest on the principal amount of each Swing Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is the Swing Note referred to in the Amended and Restated Credit Agreement dated as of March 31, 2011, among the Borrowers, the Guarantors party thereto, the Lenders and L/C Issuer parties thereto, and Bank of Montreal, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof.  All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.  This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrowers hereby waive demand, presentment, protest or notice of any kind hereunder.

This Note is issued in substitution and replacement for, and evidences all indebtedness previously evidenced by, that certain Note of ____________________ dated _____________, ____, payable to the Lender.

GFA Brands, Inc.

By
Name
Title

Glutino USA, Inc.

By
Name
Title

Exhibit E

GFA Brands, Inc.

Compliance Certificate

To:	Bank of Montreal, as Administrative Agent under, and the Lenders and L/C Issuer parties to, the Credit Agreement described below

 This Compliance Certificate is furnished to the Administrative Agent, the L/C Issuer, and the Lenders pursuant to that certain Amended and Restated Credit Agreement dated as of March 31, 2011, among us, Smart Balance, Inc., the direct and indirect Subsidiaries of the Borrowers from time to time party thereto, as Guarantors, certain Lenders which are signatories thereto, and Bank of Montreal, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”).  Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

 The Undersigned hereby certifies that:

1.I am the duly elected ____________ of _________________;

2.I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete in all material respects as of the date and for the periods covered thereby, provided that with respect to any quarterly statements delivered, such statements are subject to normal year-end audit adjustments and the absence of footnotes; and

5.The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________ 20___.

GFA Brands, Inc.

By
Name
Title

Glutino USA, Inc.

By
Name
Title

Schedule I
to Compliance Certificate

GFA Brands, Inc.
Glutino USA, Inc.

Compliance Calculations
for Amended and Restated Credit Agreement
dated as of March 31, 2011

Calculations as of _____________, _______

A.	Total Funded Debt/EBITDA Ratio (Section 8.23(a))

	1.	Total Funded Debt	$	___________

	2.	Available Cash		___________

	3.	Line A1 minus A2		___________

	4.	Net Income for past 4 quarters		___________

	5.	Interest Expense for past 4 quarters		___________

	6.	Income and franchise taxes for past 4 quarters		___________

	7.	Depreciation and Amortization Expense for past 4 quarters		___________

	8.	Non-cash equity compensation for past 4 quarters		___________

	9.	Non-cash warrant expenses for past 4 quarters		___________

	10.	Write off or amortization of deferred financing costs for past 4 quarters		___________

	11.	Other non-cash, non-recurring expenses		___________

	12.	Special bonuses (up to $1,000,000) to employees of any Glutino Subsidiary for past 4 quarters		___________

	13.	Expenses incurred in connection with the termination of hedging agreements of any Glutino Subsidiary for past 4 quarters		___________

	14.	Long-term incentive compensation for employees of any Glutino Subsidiary for past 4 quarters		___________

15.
Costs and expenses incurred by any Glutino Subsidiary prior to the date of the Glutino Acquisition, which shall not be incurred after the consummation of the Glutino Acquisition (e.g., management fees) for past 4 quarters
___________

16.
Severance and integration costs incurred in connection with the Glutino Acquisition for past 4 quarters (limited to such costs incurred and paid prior to the third anniversary of the consummation of the Glutino Acquisition)
___________

	17.	Transaction expenses and charges incurred by the Parent or any Subsidiary directly relating to the Glutino Acquisition for past 4 quarters in an aggregate amount not to exceed $5,000,000		___________

18.
Transaction expenses and charges incurred by any Glutino Subsidiary directly relating to the Glutino Acquisition (1) to the extent not directly or indirectly paid by the Borrower or any Guarantor after the date of the Glutino Acquisition or (2) that are otherwise reasonably acceptable to the Administrative Agent, in each case for past 4 quarters
___________

	19.	Non-cash losses arising from mark-to-market adjustments of hedging transactions during past 4 quarters		___________

	20.	Non-cash purchase accounting charges during past 4 quarters		___________

	21.	Cumulative effect of changes in accounting principles as required by GAAP during past 4 quarters		___________

	22.	Pro forma adjustments related to Permitted Acquisitions other than the Glutino Acquisition during past 4 quarters		___________

	22.	Sum of Lines A4, A5, A6, A7, A8, A9, A10, A11, A12, A13, A14, A15, A16, A17, A18, A19, A20, A21 and A22		___________

	23.	Non-cash gains arising from mark-to-market adjustments of hedging transactions during past 4 quarters

	24.	Line A22 minus Line A23 (“EBITDA”)1

	25.	Ratio of Line A3 to A24		____:1.0

	26.	Line A25 ratio must not exceed		____:1.0

	27.	The Borrowers are in compliance (circle yes or no)		yes/no

B.	Debt Service Coverage Ratio (Section 8.23(b))

	1.	EBITDA (Line A24 above)	$	___________

	2.	Principal payments for past 4 quarters	$	___________

1
With respect to the Glutino Acquisition, the “EBITDA” for the Glutino Subsidiaries to be consolidated with the EBITDA of the Parent for the fiscal quarters of the ending June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010 shall be deemed to be $[__], $[__], $[__] and $[__], respectively.

	3.	Interest Expense paid in cash for past 4 quarters	$	___________

	4.	Sum of Lines B2 and B3	$	___________

	5.	Ratio of Line B1 to Line B4		____:1.0

	6.	Line B5 ratio must not be less than		2.0:1.0

	7.	The Borrowers are in compliance (circle yes or no)		yes/no

C.	Capital Expenditures (Section 8.23(c))

	1.	Year-to-date Capital Expenditures	$	___________

	2.	Maximum permitted amount	$	___________

	3.	The Borrowers are in compliance (circle yes or no)		yes/no

Exhibit F

Additional Guarantor Supplement

______________, ___

Bank of Montreal, as Administrative Agent for the Lenders and L/C Issuer parties to the Amended and Restated Credit Agreement dated as of March 31, 2011, among GFA Brands, Inc., Glutino USA, Inc., each as a Borrower, the Guarantors referred to therein, the Lenders and L/C Issuer parties thereto from time to time, and the Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”)

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above.  Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

The undersigned, [name of Subsidiary Guarantor], a [jurisdiction of incorporation or organization] hereby elects to be a “Guarantor” for all purposes of the Credit Agreement, effective from the date hereof.  The undersigned confirms that the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to the undersigned as of the date hereof and the undersigned shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.

Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Section 12 thereof, to the same extent and with the same force and effect as if the undersigned were a signatory party thereto.

The undersigned acknowledges that this Agreement shall be effective upon its execution and delivery by the undersigned to the Administrative Agent, and it shall not be necessary for the Administrative Agent, the L/C Issuer, or any Lender, or any of their Affiliates entitled to the benefits hereof, to execute this Agreement or any other acceptance hereof.  This Agreement shall be construed in accordance with and governed by the internal laws of the State of Illinois.

Very truly yours,

[Name of Subsidiary Guarantor]

By
Name
Title

Exhibit G

Assignment and Acceptance

Dated _____________, _____

Reference is made to the Amended and Restated Credit Agreement dated as of March 31, 2011 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among GFA Brands, Inc., Glutino USA, Inc., the Guarantors party thereto, the Lenders and L/C Issuer parties thereto, and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).  Terms defined in the Credit Agreement are used herein with the same meaning.

______________________________________________________ (the “Assignor”) and _________________________ (the “Assignee”) agree as follows:

1.The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the amount and specified percentage interest shown on Annex I hereto of the Assignor’s rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, the Assignor’s Commitments as in effect on the Effective Date and the Loans, if any, owing to the Assignor on the Effective Date and the Assignor’s Revolver Percentage of any outstanding L/C Obligations.

2.The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

3.The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Section 8.5(a), and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its lending office (and address for notices) the offices set forth on its Administrative Questionnaire.

4.As consideration for the assignment and sale contemplated in Annex I hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds the amount agreed upon between them.  It is understood that commitment and/or letter of credit fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the Effective Date are for the account of the Assignee.  Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party.

5.The effective date for this Assignment and Acceptance shall be ___________ (the “Effective Date”).  Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent and, if required, the Borrower.  It is understood that commitment and/or letter of credit fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the Effective Date are for the account of the Assignee.  Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account  of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party.

6.Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

7.Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee.  The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

8.This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

[Assignor Lender]

By
Name
Title

[Assignee Lender]

By
Name
Title

Accepted and consented this
____ day of _____________

GFA Brands, Inc.

By
Name
Title

Glutino USA, Inc.

By
Name
Title

Accepted and consented to by the Administrative
Agent and L/C Issuer this ___ day of ________

Bank of Montreal,
as Administrative Agent and L/C Issuer

By
Name
Title

Annex I
to Assignment and Acceptance

The assignee hereby purchases and assumes from the assignor the following interest in and to all of the Assignor’s rights and obligations under the Credit Agreement as of the effective date.

Facility Assigned	Aggregate Commitment/Loans For All Lenders		Amount of Commitment/Loans Assigned		Percentage Assigned of Commitment/Loans

Revolving Credit	$	_____________	$	_____________	_____	%

Term Loan	$	_____________	$	_____________	_____	%

Exhibit H

Increase Request

_______________, ____

To:	Bank of Montreal, as Administrative Agent under Credit Agreement described below

Ladies and Gentlemen:

The undersigned, GFA Brands, Inc. and Glutino USA, Inc. (the “Borrowers”), hereby refer to the Amended and Restated Credit Agreement dated as of March 31, 2011, among the Borrowers, the Guarantors party thereto, the Lenders and L/C Issuer party thereto and you (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”) and requests that the Administrative Agent consent to a(n) [increase in the aggregate Revolving Credit Commitments][making of Incremental Term Loans] (the “Increase”), in accordance with Section 1.16 of the Credit Agreement, to be effected by [an increase in the Revolving Credit][the making of an Incremental Term Loan] of/by [name of existing Lender] [the addition of [name of new Lender] (the “New Lender”) as a Lender under the terms of the Credit Agreement].  Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

After giving effect to such Increase, the [Revolving Credit Commitment][Incremental Term Loan] of the [Lender] [New Lender] shall be $_____________.

[Include paragraphs 1-4 for a New Lender]

1.The New Lender hereby confirms that it has received a copy of the Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder.  The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement.  The New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of the Borrowers or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

2.Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.

3.The New Lender shall deliver to the Administrative Agent an Administrative Questionnaire.

4.[The New Lender has delivered, if appropriate, to the Borrowers and the Administrative Agent (or is delivering to the Borrowers and the Administrative Agent concurrently herewith) the tax forms referred to in Section 13.1 of the Credit Agreement.]

This Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed in accordance with, the laws of the state of Illinois.

The Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section 1.16 of the Credit Agreement, but not in any case prior to ___________________, ____.  It shall be a condition to the effectiveness of the Increase that all expenses referred to in Section 1.16 of the Credit Agreement shall have been paid.

The Borrowers hereby certify that no Default or Event of Default has occurred and is continuing.

Please indicate the Administrative Agent’s consent to such Increase by signing the enclosed copy of this letter in the space provided below.

Very truly yours,

By
Name
Title

[New or Existing Lender increasing
commitments or making incremental
term loans]

By
Name
Title

The undersigned hereby consents on this __
day of __________________ to the
above-requested Increase

Bank of Montreal, as Administrative Agent

By
Name
Title

Exhibit I

Form of Solvency Certificate

The undersigned, the _________ of GFA Brands, Inc., a Delaware corporation (the “Borrower”) and the ______________ of Smart Balance, Inc., a Delaware corporation (the “Parent”) hereby certify, in accordance with Sections 4.1(c) of that certain First Amendment to Amended and Restated Credit Agreement dated as of August 3, 2011, which amends that certain Amended and Restated Credit Agreement dated as of March 31, 2011 (the “Credit Agreement”), each among the Borrower, the Parent, the Lenders party thereto, the Guarantors party thereto, and Bank of Montreal, as Administrative Agent as provided therein, as follows:

After giving effect to the Glutino Acquisition, the Parent, the Borrower and their Subsidiaries are solvent, able to pay their debts as they become due, and have sufficient capital to carry or their business and all business in which they are about to engage.

Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Credit Agreement.

[Signature Page to Follow]

In Witness Whereof, the Borrower has caused this Officer’s Certificate to be duly executed and delivered this ____ day of __________, 2011.

GFA Brands, Inc.

By:
Name:
Its:

Smart Balance, Inc.

By:
Name:
Its:

Exhibit J

Form of Joinder Agreement

August __, 2011

Bank of Montreal, as Administrative Agent for the Lenders and L/C Issuer parties to the Amended and Restated Credit Agreement dated as of March 31, 2011, among GFA Brands, Inc., Glutino USA, Inc., each as a Borrower, the Guarantors referred to therein, the Lenders and L/C Issuer parties thereto from time to time, and the Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”)

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above.  Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

The undersigned, Glutino USA, Inc., a Delaware corporation (“NewCo”) hereby elects to be a “Borrower” for all purposes of the Credit Agreement, effective from the date hereof.  NewCo confirms that the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to NewCo as of the date hereof and NewCo shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.

Without limiting the generality of the foregoing, NewCo hereby agrees to perform all the obligations of a Borrower under, and to be bound in all respects by the terms of, the Credit Agreement to the same extent and with the same force and effect as if NewCo were a signatory party thereto.

[Remainder Left Intentionally Blank]

The undersigned acknowledges that this Agreement shall be effective upon its execution and delivery by the undersigned to the Administrative Agent, and shall not be necessary for the Administrative Agent to execute this Agreement or any other acceptance hereof.  This Agreement shall be construed in accordance with and governed by the internal laws of the State of Illinois.

Very truly yours,

Glutino USA, Inc.

By
Name
Title